U.S. Securities and Exchange Commission
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) February 9, 2011
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Commission File No. 000-53612
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Bonanza Goldfields Corp.
(Name of small business issuer as specified in its charter)

Nevada	26-2723015
State of Incorporation	IRS Employer Identification No.

736 East Braeburn Drive, Phoenix, AZ  85022
(Address of principal executive offices)

 (602) 488-4958
(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

As used in this report, the terms "we", "us", "our", "our company" refer to Bonanza Goldfields Corp. a Nevada corporation.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Our disclosure and analysis in this Current Report on Form 8-K contains some forward-looking statements. Certain of the matters discussed concerning our operations, cash flows, financial position, economic performance and financial condition, and the effect of economic conditions include forward-looking statements.

Statements that are predictive in nature, that depend upon or refer to future events or conditions or that include words such as "expects," "anticipates," "intends," "plans," "believes," "estimates" and similar expressions are forward-looking statements. Although we believe that these statements are based upon reasonable assumptions, including operating margins, earnings, cash flow, research and development costs, working capital, capital expenditures and other projections, they are subject to several risks and uncertainties.

Investors are cautioned that our forward-looking statements are not guarantees of future performance and the actual results or developments may differ materially from the expectations expressed in the forward-looking statements.

As for the forward-looking statements that relate to future financial results and other projections, actual results will be different due to the inherent uncertainty of estimates, forecasts and projections may be better or worse than projected. Given these uncertainties, you should not place any reliance on these forward-looking statements. These forward-looking statements also represent our estimates and assumptions only as of the date that they were made. We expressly disclaim a duty to provide updates to these forward-looking statements, and the estimates and assumptions associated with them, after the date of this filing to reflect events or changes in circumstances or changes in expectations or the occurrence of anticipated events. You are advised, however, to consult any additional disclosures we make in our reports on Form 10-K, Form 10-Q, Form 8-K, or their successors.

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On February 9, 2011, we executed an asset purchase agreement with Judgetown, LLC, a limited liability company (the "Agreement"), whereby  pursuant to the terms and  conditions of that  Agreement, we acquired  right, title, and interest in and to a property known as the Hull Lode Claim MS3523, 10 N 6W sections 15 and 10, a 20.66 acre patented mineral claim (the “Claim”).  In addition, we have the exclusive option from Judgetown, LLC, for a period of 12 months, to purchase the additional six (6), plus an 11.56 acre partial, patented lode claims for a one-time payment of two million dollars ($2,000,000.00). As consideration, Judgetown, LLC was provided with a  promissory note for $250,000, plus 12% interest, payable in increments commencing July 5, 2011 with a final balloon payment of interest and principal $260,000 to be made on or before  through February 7, 2012 and a right to royalties under certain conditions. The payments are secured with collateral consisting of the Claim, the West Acre Hull tract, property held by David Janney and 4,100,000 common shares of our company.

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

See Item 1.01

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

2.1	Asset Purchase Agreement by and between to Bonanza Goldfields Corporation and Judgetown, LLC, dated February 9, 2011.

4.1	Form of Promissory Note

10.1	Security Agreement by and between to Bonanza Goldfields Corporation and Judgetown, LLC, dated February 9, 2011.

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SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Bonanza Goldfields Corp.
Registrant
Date: February 18, 2011	By:	/s/ David Janney
David Janney
Chief Executive Officer

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